UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 1, 2006

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California		92656

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(949) 362-5800

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
On November 1, 2006, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed filed with the Securities and Exchange Commission (“SEC”), nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings, except that the financial statement schedules contained in Exhibit 99.1 (on pages 5-11 of Exhibit 99.1 beginning after the section marked “About Smith Micro Software”) shall be deemed filed with the SEC and may be incorporated by reference in the Registrant’s filings with the SEC.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     99.1 Press Release issued November 1, 2006, reporting Registrant’s financial results for the quarter ended September 30, 2006.*

*	Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings, except that the financial statement schedules contained in Exhibit 99.1 (on pages 5-11 of Exhibit 99.1 beginning after the section marked “About Smith Micro Software”) shall be deemed filed with the SEC and may be incorporated by reference in the Registrant’s filings with the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

(Registrant)

November 1, 2006	By: /s/ Andrew C. Schmidt

Date	Name: Andrew C. Schmidt Title: Chief Financial Officer

Index to Exhibits

Exhibit Number	Exhibit
99.1	Press Release issued November 1, 2006.*

* Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings, except that the financial statement schedules contained in Exhibit 99.1 (on pages 5-11 of Exhibit 99.1 beginning after the section marked “About Smith Micro Software”) shall be deemed filed with the SEC and may be incorporated by reference in the Registrant’s filings with the SEC.